Exhibit 10.5

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This Intellectual Property Assignment Agreement (the “Agreement”) is dated as of July ____, 2011 by and between Continental Resources Group, Inc., a Delaware corporation (the “Assignor”) and Continental Resources Acquisition Sub, Inc., a Florida corporation (the “Assignee”).

W I T N E S S E T H

WHEREAS, the Assignor is the owner or licensee of certain Intellectual Property, as that term is defined, and identified, in the Asset Purchase Agreement dated July ___, 2011 by and among the Assignor, Sagebrush Gold Ltd., a Nevada corporation and the Assignee (the “Asset Purchase Agreement”);

WHEREAS, the Assignor desires to assign the Intellectual Property to the Assignee as provided in said Asset Purchase Agreement including, but not limited, to all related intellectual property, license agreements, patents, copyrights, trademarks, and good will; and

WHEREAS, the Assignee desires to acquire from the Assignor such assignment of the Intellectual Property.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor, intending to be legally bound, does hereby sell, assign, transfer and deliver unto the Assignee, its successors, legal representatives and assigns, all right, title and interest in, to and under the Intellectual Property and all other rights associated with the Intellectual Property, including, without limitation, the right to sue for any past infringement of the Intellectual Property (collectively, the “Intellectual Property Rights”), and the Assignee hereby accepts the foregoing assignment of the Intellectual Property Rights.

The terms of the Asset Purchase Agreement are incorporated herein by reference and capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Asset Purchase Agreement.

This Intellectual Property Rights is intended only to document the assignment of the Intellectual Property Rights to Buyer, and that the Asset Purchase Agreement is the exclusive source of the agreement and understanding between Seller and Buyer respecting the Purchased Assets. Nothing in this Agreement shall limit, expand or otherwise affect any of the representations, warranties or covenants contained in the Asset Purchase Agreement. To the extent any term or provision herein is inconsistent with the Asset Purchase Agreement, the terms and provisions of the Asset Purchase Agreement shall control.

The Assignor shall, from time to time, execute and deliver to the Assignee such additional instruments, documents, conveyances or assurances and take such other action as shall be necessary or otherwise reasonably requested by the Assignee to confirm and assure the rights and obligations provided for in this Agreement and the Asset Purchase Agreement and render effective the consummation of the transactions contemplated hereby and thereby including, but not limited to the execution of all non-provisionals, divisionals, continuations, continuations-in-part, substitutes, reexaminations, reissues, and all other patent applications on the invention; execute all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to the Assignee all facts known to the Assignor relating to the invention and the history hereof; and generally do everything possible which the Assignee shall consider necessary for vesting title to the Intellectual Property Rights in the Assignee, and for securing, maintaining and enforcing proper protection for the Intellectual Property Rights.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Intellectual Property Assignment Agreement shall be governed and construed in accordance with the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof and shall be binding on the heirs, assigns, representatives and successors of the Assignor and extending to the successors, assigns, and nominees of the Assignee.

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IN WITNESS WHEREOF, the Assignor and the Assignee have caused this assignment to be executed by their duly authorized officers as of the date first above written.

ASSIGNOR:

Continental Resources Group, Inc.

By: __________________________________
       Joshua Bleak, President

ASSIGNEE:

Continental Resources Acquisition Sub, Inc.

By: __________________________________
Barry Honig, Chief Executive Officer